MANAGEMENT AGREEMENT

     AGREEMENT made between Oxford Capital Corporation, a Nevada corporation with its principal place of business 4245 North Central Expressway, Suite 300, Dallas, Texas 75205 (herein called "Manager") and United Staffing Corporation located at 3875 SW Hall Blvd., Beaverton, Oregon 97005 (herein called "Subsidiary").

     WHEREAS, Manager is a holding company, publicly held; and

     WHEREAS, it is the desire of Manager to control the operation of its subsidiary.

     IT IS THEREFORE AGREED:

     Subsidiary hereby grants to the Manager, the exclusive right to manage its operation as may from time to time be necessary for the subsidiary to carry out its business of staff leasing.

     The term of this Agreement shall be for a period of five (5) years from the date herein unless terminated as follows.

     a.   The Subsidiary is sold to a third party

     b.   The subsidiary becomes insolvent

     c.   By a 30 day written notice between the parties

     Commencing on August 1, 1997 the Subsidiary shall pay the greater of .3496 as claims reserves, times workers compensation wages plus .7206/100 of workers compensation wages plus a fee of $6,250.00 (Six Thousand Two Hundred and Fifty) monthly for claim handling. The Subsidiary is to pay 1.3 times its incurred losses plus expenses if the incurred plus expenses times 1.3 exceeds the total claims reserve.

     Manager will provide such services as requested by the Board of Directors and/or officers of subsidiary from time to time during the period of this agreement.

     Governing Law: This Agreement shall be construed and interpreted under the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties have signed and affixed their corporate seals to this Agreement the day and year first above written.

ATTEST:                                    OXFORD CAPITAL CORP.


--------------------------                 By:
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                                           UNITED STAFFING CORP.

--------------------------                 By:
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